UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report: September 27, 2011

(Date of earliest event reported)

IDEX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-10235	36-3555336
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1925 W. Field Court

Lake Forest, Illinois 60045

(Address of principal executive offices, including zip code)

(847) 498-7070

(Registrant’s telephone number, including area code)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On September 27, 2011, the compensation committee of the Board of Directors of IDEX Corporation (“IDEX”) approved a change in Mr. Lawrence D. Kingsley’s compensation to reflect the change in his position from executive Chairman of the Board to non-executive Chairman, beginning October 3, 2011. Mr. Kingsley will step down as non-executive Chairman effective December 31, 2011. Mr. Kingsley will receive $75,000 for his services as the non-executive Chairman from October 3, 2011 through December 31, 2011, payable in a lump sum on December 31, 2011. Additionally, he will receive a lump sum cash payment of $500,000 on December 31, 2011 for transition support and services through December 31, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDEX CORPORATION

Date:	September 30, 2011	/s/ Heath A. Mitts.
Heath A. Mitts
Vice President and Chief Financial Officer